SUN CAPITAL ADVISERS TRUST

Sun Capital Investment Grade Bond Fund

Supplement dated February 24, 2012

To the Initial and Service Class Prospectuses
and the Statement of Additional Information, each dated May 1, 2011

Effective immediately, John W. Donovan, a named portfolio manager for the Sun Capital Investment Grade Bond Fund (the “Fund”), no longer has portfolio management responsibilities with respect to the Fund.  Therefore, all references to John W. Donovan in each of the Initial and Service Class Prospectuses and the Statement of Additional Information are hereby deleted.